EXHIBIT 10.2


                                PHOTOWORKS, INC.
                            INVESTOR RIGHTS AGREEMENT


         THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is made as of April 25, 2001, by and among PhotoWorks, Inc., a Washington corporation (the "Company") and the purchasers listed on Exhibit A hereto (the "Investors").

                                    RECITALS

         A. The Company and the Investors have entered into a Subordinated Convertible Debenture Purchase Agreement for sale by the Company and purchase by the Investors of the Company's subordinated convertible debentures ("Debentures") (the "Purchase Agreement").

         B. In connection with the purchase and sale of the Company's Debentures, the Company and each Investor desire to provide for the rights of each Investor with respect to information about the Company and registration of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock into which Debentures may be converted, on the terms of this Agreement.

         THE PARTIES AGREE AS FOLLOWS:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.2 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.3 "Form S-1" shall mean Form S-1 issued by the Commission or any substantially similar form then in effect.

                  1.4 "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

                  1.5 "Holder" shall mean any holder of outstanding Registrable Securities, Series B Preferred Stock and/or Debentures which have not been sold to the public, but only if such holder is the Investor or an assignee or transferee of registration rights as permitted by Section 8.

                  1.6 "Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects, or financial condition of the Company or (b) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely affect the business, properties, prospects or financial condition of the Company; provided, however, that the following shall not be taken into account in determining a "Material Adverse Event": (i) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect such party in a materially disproportionate manner, and (ii) any adverse change, event or effect that is directly attributable to conditions affecting the Company's industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.

                  1.7 The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement on Form S-1 or S-3 (or a successor form) in compliance with the Securities Act and the regulations promulgated thereunder ("Registration Statement") and the Commission's declaration or ordering of the effectiveness of such Registration Statement.

                  1.8 "Registrable Securities" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Series B Preferred Stock purchased by or issued to the Investor or issuable to the Investor upon conversion of any Debentures, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions and all other Common Stock owned by any Holder at the time of Registration hereunder.

                  1.9 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders (if different from counsel to the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

                  1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  1.11 "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

                  1.12 "Series B Preferred Stock" shall mean the shares of Series B Preferred Stock into which the Debentures purchased by each Investor are convertible pursuant to the Debentures and the Purchase Agreement.


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


                  1.13 "Shelf Registration Statement" shall mean a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (or such successor rule or similar provision then in effect).

         2. Financial Statements and Reports. As long as any Investor holds Debentures or Series B Preferred Stock, the Company will deliver to such
Investor:

                           (i) as  soon  as  practicable  after  the end of each
fiscal year of the Company, and in any event within 90 days thereafter, an audited balance sheet of the Company as of the end of such year and audited statements of income, shareholders' equity and cash flow for such year, which year-end financial reports shall be in reasonable detail and shall be prepared in accordance with generally accepted accounting principles and accompanied by the opinion of the Company's independent public accountants;

                           (ii) as soon as practicable  after the end of each of
the first three quarters of any fiscal year, and in any event within 45 days thereafter, an unaudited balance sheet of the Company as of the end of such quarter, and unaudited statements of income and cash flow for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes);

                           (iii)  promptly  upon  receipt,  copies  of all audit
letters delivered by the Company's independent public accountants to management; and

                           (iv) promptly upon filing,  all other documents filed
with or delivered to the Commission.

         3. Company Registration.

                  3.1 Registration on Form S-3 or Form S-1 . The Company shall use its best efforts to cause the Registrable Securities to be Registered for an offering on a Registration Statement on Form S-3 (or any successor form to Form S-3) or S-1 (or any successor form to Form S-1) or such other registration form as may be available to the Company, and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder may reasonably request, no later than March 31, 2002, and shall use its best efforts to keep such Registration Statement effective for a period ending at the later of (i) 48 months, or (ii) the date where all Registrable Securities can be sold under Rule 144(k).

         Notwithstanding the foregoing, the Company shall not be obligated to cause the Registrable Securities to be qualified in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification, or compliance, unless


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

the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  3.2 Registration of Other Securities in Company Registration. Any Registration Statement filed under this Section 3 may, subject to the provisions of this Section 3.2, include securities of the Company other than Registrable Securities, but only if and to the extent this does not adversely affect the plan of distribution of the Holders or the market price at which Common Stock can be sold. Except in the case of an underwritten public offering of the Company's securities, the inclusion of any securities other than the Registrable Securities in a Registration shall not limit the number of Registrable Securities to be included in such Registration.

                           (a)  Inclusion  of  Other  Holders  in   Underwritten
Company Registration. If the Holders determine that Registration is for a Registered public offering involving an underwriting, the right of any holder of securities other than Registrable Securities to have such securities included in the Registration shall be conditioned upon the inclusion of such securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Underwriter's Representative shall be selected by the Holders, subject to the approval of the Company, which shall not be unreasonably withheld.

                           (b) Marketing Limitation in Company Registration.  In
the event the Underwriter's Representative advises the Holders and the Company in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then (i) first, the securities other than Registrable Securities or this Company's Series A Preferred Stock (or shares of Common Stock issuable upon conversion of the Series A Preferred Stock) and securities held by Sam Rubinstein, and (ii) second, the Registrable Securities, shall be excluded from such Registration to the extent required by such limitation. No Registrable Securities or other securities excluded from the underwriting by reason of this
Section 3.2(b) shall be included in such Registration Statement.

                           (c) Right of Withdrawal in Company  Registration.  If
any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative delivered at least seven


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

days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

                  3.3 Blue Sky in Company Registration. In the event of any Registration pursuant to Section 3, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that the Company shall not be required to do business or to file a general consent to service of process in any such states or jurisdictions.

         4. Expenses of Registration. All Registration Expenses incurred in connection with Registrations pursuant to Section 3.1 shall be borne by the Company. Notwithstanding the above, if any Registration begun pursuant to
Section 3 is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, the Company shall have no further obligation to register the Registrable Securities; provided, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event with respect to the condition, business, or prospects of the Company not known to the Holders at the time of the commencement of the Registration process, then the Holders shall retain their rights pursuant to
Section 3. All Selling Expenses, if any, shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

         5. Registration Procedures and Obligations. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become effective, and, upon the request of any of the Holders of the Registrable Securities registered thereunder, keep such Registration Statement effective for the longer of 48 months or the date on which all unsold Registrable Securities can be sold under Rule 144(k).

                  (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and such amendments and supplements, all, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the


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

disposition of Registrable Securities owned by them.

                  (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Promptly notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act (i) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and prospectus or for additional information after the Registration Statement has become effective and (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. In the case of a Shelf Registration Statement, the Company agrees that, upon the happening of any event described in subsections (i), (ii) and (iii) of this
Section 5(f), the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which such Shelf Registration Statement shall be maintained effective by the number of days in the period from and including the date of the giving of notice of such event to and including the date when the Company gives notice that the amendment or supplement has been filed and declared effective (if an amendment).

                  (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (h) Furnish, at the request of any Holder, on the date that such Registrable Securities are delivered for sale in connection with a


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

registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

         6. Information Furnished by Holder. Each Holder of Registrable Securities to be included in any Registration shall furnish to the Company such information regarding such Holder as the Company may reasonably request for inclusion in such Registration Statement.

         7. Indemnification.

                  7.1 Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder and Zesiger Capital Group LLC ("ZCG") and their respective officers, directors, trustees, members, employees, partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, "Damages") to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement or amendment or supplement thereto) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, ZCG and each person who controls any such Holder or underwriter, and their respective officers, directors, trustees, members, partners, employees and legal counsel for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 7.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder,


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underwriter,  or controlling person and stated to be for use in the Registration
Statement in connection with the offering of securities of the Company.

                  7.2  Holder's   Indemnification  of  Company.  To  the  extent
permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, ZCG and their respective officers, directors, trustees, members, employees and partners, and each person controlling such other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or amendment or supplement thereto, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the
Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Holder in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such Holders, ZCG, such directors, officers, trustees, members, employees and partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 7.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder's liability under this Section 7.2 shall not exceed such Holder's gross proceeds from the offering of securities made in connection with such Registration.

                  7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the


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approval of any parties entitled to indemnification, which approval shall not be
unreasonably  withheld;   provided  further,   however,  that  if  either  party
reasonably determines that there may be a conflict between the position of the Company and the indemnified party in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this
Section 7, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party and the fees and expenses of counsel for such party shall be paid by the Company. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent materially prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this
Section 7.

                  7.4 Contribution.  If the indemnification provided for in this
Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder exceed the gross proceeds from the offering of securities made in connection with such Registration received by such Holder.

                  7.5 Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  7.6 Survival of Obligations. The obligations of the Company and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement or otherwise.



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         8.  Transfer  of  Rights.   The  Registration   rights  and  rights  to
information under this Agreement may be assigned in whole or in part by any Holder to a transferee or assignee of any Debentures or Series B Preferred Stock.

         9. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (b) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

         10. Miscellaneous.

                  10.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington excluding those laws that direct the application of the laws of another jurisdiction.

                  10.2   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  10.3 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                  10.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on Exhibit A to this


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Agreement,  or at  such  other  address  as the  Company  or such  Investor  may designate by 10 days' advance written notice to the other parties hereto.

         10.5 Amendment or Waiver. This Agreement may be amended or modified, and the obligations of the Company under the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and holders of more than a two-thirds majority of the Common Stock constituting Registrable Securities represented by all outstanding Debentures, Series B Preferred Stock and Common Stock issued or issuable on conversion of such Series B Preferred Stock, all on an "as converted" basis. Any amendment, modification or waiver pursuant to, and in accordance with, this Section 10.5 shall be binding on the Company, all holders of Registrable Securities at the time outstanding and each future holder of any such securities. The foregoing notwithstanding, this Agreement and any term thereof may be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         10.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         10.7 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract among the Company and the Investor relative to the subject matter hereof. Any previous agreement between the Company and any Investor concerning Registration Rights is superseded by this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and permitted assigns of the parties.

                  {SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT}
         IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the day and year first above written.

Company:                                    PHOTOWORKS, INC., a Washington
                                            corporation

                                            By:      /s/ Howard Lee
                                                     ---------------------------
                                                     Howard Lee, Chief Executive
                                                     Officer and President


                                            Address:   1260 16th Avenue West
                                                       Seattle, Washington 98119
                                                       Fax No. (206) 284-5357


Investor:                                   THE PURCHASERS, LISTED ON
                                            EXHIBIT A

                                            BY:  ZESIGER CAPITAL GROUP LLC,
                                            AGENT AND ATTORNEY IN FACT

                                            By:      /s/ Albert Zesiger
                                                     ---------------------------
                                                     Albert Zesiger
                                            Title:
                                                     --------------------------




                 [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                    Exhibit A

                             SCHEDULE OF PURCHASERS

                Name of Purchaser*                             Nominee for Purchaser              Principal Amount of Debenture
                ------------------                             ---------------------              -----------------------------
                                                                                                             Purchased
1.       NFIB Serp Assets                           Huland & Co                                              $  39,750

2.       Public Employee Retirement                 Mellon Bank NA custodian for                             $ 639,750
         System of Idaho                            PERSI-Zesiger Capital

3.       City of Stamford Firemen's Pension Fund    City of Stamford Firemen's Pension Fund                  $ 189,750

4.       The Jenifer Altman Foundation              Batrus & Co.                                             $  99,750

5.       Asphalt Green, Inc.                        Cudd & Co.                                               $  30,000

6.       Dean Witter Foundation                     Tice & Co.                                               $ 129,750

7.       Lazar Foundation                           Hare & Co.                                               $  45,000

8.       HBL Charitable Unitrust                    HBL Charitable Unitrust                                  $  45,000

9.       Helen Hunt                                 Cudd & Co.                                               $  65,250

10.      Peter Looram                               Peter Looram                                             $  35,250

11.      Mary C. Anderson                           Mary C. Anderson                                         $  65,250

12.      Murray Capital, LLC                        Murray Capital, LLC                                      $  50,250

13.      Meehan Foundation                          Meehan Foundation                                        $  35,250

14.      Domenic J. Mizio                           Domenic J. Mizio                                         $  90,000

15.      Morgan Trust Co. of the                    Morgan Trust Co. of the                                  $ 165,000
         Bahamas Ltd. as Trustee U/A/D              Bahamas Ltd. as Trustee U/A/D
         11/30/93                                   11/30/93



16.      Susan Uris Halpern                         Hare & Co.                                               $  99,750

17.      Theeuwes Family Trust, Felix               Theeuwes Family Trust, Felix                             $  50,250
         Theeuwes Trustee                           Theeuwes Trustee

18.      Wells Family LLC                           Atwell & Co.                                             $ 300,000

19.      Albert L. Zesiger                          Albert L. Zesiger                                        $ 150,000

20.      Barrie Ramsay Zesiger                      Barrie Ramsay Zesiger                                    $  99,750

21.      Wolfson Investment Partners LP             Wolfson Investment Partners LP                           $  75,000

                      Total                                                                                 $2,499,750
                      -----                                                                                 ----------




*Address for each Purchaser:
c/o Zesiger Capital Group LLC
320 Park Avenue, 30th Floor
New York, NY 10022
Attention: Albert L. Zesiger

    ========================================================================

                                PHOTOWORKS, INC.

                            INVESTOR RIGHTS AGREEMENT
    ========================================================================



                                 April 25, 2001